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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934.


Date of Report:                        March 12, 2000
                              -------------------------------
                             (Date of earliest event reported)



                              GLOBAL SPORTS, INC.
                        -------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                             0-16611               04-2958132
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(State or other jurisdiction         (Commission        (I.R.S. Employer
of incorporation or organization)    File Number)       Identification Number)


1075 First Avenue, King of Prussia, PA                          19406
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(Address of principal executive offices)                       (Zip Code)

                                (610) 265-3229
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             (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report)
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ITEM 8.  CHANGE IN FISCAL YEAR.

          On March 12, 2000, Global Sports, Inc. changed its fiscal year end from December 31 to the Saturday nearest to December 31 in each year, beginning with the fiscal year ended January 1, 2000. A report covering a transition period is not required.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                 GLOBAL SPORTS, INC.


DATE:  March 20, 2000                       BY:  /s/ Michael G. Rubin
                                                -------------------------
                                                   Michael G. Rubin
                                                Chairman of the Board &
                                                Chief Executive Officer

DATE:  March 20, 2000                       BY: /s/  Jordan M. Copland
                                                --------------------------
                                                    Jordan M. Copland
                                                Executive Vice President &
                                                 Chief Financial Officer